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GLOBAL CUSTODY AGREEMENT
FOR FOREIGN AND DOMESTIC SECURITIES

This Custodian Agreement ("Agreement") is made as of May 15, 2014 by and between O'CONNOR EQUUS ("Principal") and Union Bank, N.A. ("Custodian").

WHEREAS, the Custodian is a bank meeting the qualifications required by Section 17(f)(1) of the Act to act as custodian of the portfolio securities and other assets of investment companies; and

WHEREAS, Principal wishes to retain the Custodian to act as custodian of its securities and other assets, and the Custodian has indicated its willingness to so act;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. DEFINITIONS Certain terms used in this Agreement are defined as follows:

1.1. "Account" means, collectively, each account maintained by Custodian on behalf of Principal pursuant to Paragraph 4 of this Agreement.

1.2. "ACT" means the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the U.S. Securities and Exchange Commission ("SEC") thereunder, including [section]270.17f -4, [section]270.17f -5 and [section]270.17f -7, all as may be amended from time to time.

1.3. "BOARD" means the Board of Trustees or the Board of Directors of Principal.

1.4. "DEPOSITORY" means both any "securities depository" within the meaning of Rule 270.17f -4 under the Act and any Eligible Securities Depository within the meaning of Rule 17f-7(b) under the Act.

1.5. "ELIGIBLE Foreign CUSTODIAN" means an entity that is incorporated or organized under the laws of a country other than the United States and that is a Qualified Foreign Bank, as defined in Rule 270.17f -5(a)(5) under the Act.

1.6. "ELIGIBLE SECURITIES DEPOSITORY", ("Depository", or collectively "Depositories") means a system for the central handling of securities as defined in Rule 270.17f -7(b)(1) under the Act.

1.7. "EMERGING MARKET" means each market so identified in Appendix A attached hereto.

1.8. "FOREIGN ACCOUNT" means an Account in which Foreign Currencies or Securities are held by the Custodian for the benefit of clients whether in comingled accounts or accounts designated for each beneficial owner as is required under the regulatory jurisdiction where the Foreign Account is established.

1.9. "FOREIGN ASSETS" has the meaning provided in Rule 270.17f -5(a)(2) under the Act.

1.10. "FOREIGN CURRENCY" ("Currencies") means any currency or any composite currency unit issued by a government or entity other than the United States Department of Treasury.

1.11. "FOREIGN MARKET" means each market so identified in Appendix A attached hereto.

1.12. "SUB-CUSTODIAN" MEans an entity, including an Eligible Foreign Custodian and Domestic Sub-Custodian, which Custodian retains to hold Securities.

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1.13. "GLOBAL SUB-AGENT NETWORK" ("SUB-AGENT NETWORK" OR "SUB-AGENTS") means any Sub-Custodian located in the United States (the "Domestic Sub-Custodian"), and any sub-agents located in the countries and markets where Eligible Foreign Sub-Custodians and Eligible Foreign Depositories are maintained by Custodian or any Sub-Custodian located in the United States which utilizes a Sub-Agent Network on behalf of Custodian.

1.14. "GOVERNING DOCUMENTS" means (i) the declaration of trust or other constituting document of the Principal, (ii) the currently effective prospectus under the Securities Act, (ii) the most recent statement of additional information, and (iii) a certified copy of the Board resolution approving the engagement of the Custodian to act as custodian of the Securities.

1.15. "INVESTMENT MANAGER" or "MANAGER" means an investment advisor or manager identified by Principal in a written notice to Custodian as having the authority to direct Custodian regarding the management, acquisition, or disposition of Securities.

1.16. "MONITORING SYSTEM" means the policies and procedures established by Custodian to fulfill its duties to monitor the custody risks associated with maintaining Securities with a Sub-Custodian or Depository on a continuing basis, pursuant to this Agreement.

1.17. "SECURITIES" means securities as defined in [section]2(a)(36) of the Act together with cash or any currency or other property of Principal and all income and proceeds of sale of such securities or other property of Principal that are held by Custodian in the Account.

1.18. "SECURITIES ACT" means the Securities Act of 1933, as amended.

2. APPOINTMENT

2.1. Principal hereby appoints the Custodian as the custodian of the Securities of the Principal.

2.2. Principal has provided the Custodian with a copy of its Governing Documents, and will provide the Custodian with a copy of amendments, supplements and modifications thereof from time to time.

2.3. The Custodian hereby accepts appointment as custodian of the Securities of Principal and agrees to perform the duties of such custodian in accordance with the provisions of this Agreement.

3. REPRESENTATIONS AND ACKNOWLEDGEMENTS

3.1. POWER TO ENTER AGREEMENT. Principal represents that, with respect to the Account (s), Principal is authorized to enter into this Agreement and to retain Custodian on the terms and conditions and for the purposes described herein.

3.2. FOREIGN CUSTODY MANAGER. Custodian agrees to serve as Principal's "Foreign Custody Manager" as defined in Rule 270.17f -5(a)(3) under the Act, in respect of the Principal's Foreign Assets held from time to time by the Custodian with any Sub-Custodian that is an Eligible Foreign Custodian or with any Eligible Securities Depository and to comply with the provisions set forth in Rule 175-5 under the Act.

3.3. CUSTODIAN'S SUB-AGENT NETWORK. Principal hereby acknowledges receiving appropriate notice of Custodian's selection of the use of those Eligible Foreign Custodians and Eligible Securities Depositories that are identified in Appendix A of this Agreement as amended from time to time.

4. ESTABLISHMENT OF ACCOUNT
Custodian shall open and maintain a separate Account or Accounts in the name of the Principal and shall hold in such Account or Accounts, subject to the provisions hereof, all Securities received by it from or for the Account of the Principal. Custodian, in its sole discretion, may reasonably refuse to accept any property now or hereafter delivered to it for inclusion in the Account. Principal shall be notified promptly of such refusal and any such property shall be immediately returned to Principal. Custodian shall be under

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no duty to take any action hereunder on behalf of the Principal except as specifically set forth herein or as may be specifically agreed to by Custodian and the Principal in a written amendment hereto.

5. CUSTODY AND REGISTRATION
Custodian may (i) maintain possession of all or any portion of the Securities, including possession in a foreign branch or other office of Custodian; or (ii) retain, in accordance with this Paragraph 5 and Paragraph 6 of this Agreement, one or more Sub-Custodians to hold all or any portion of the Securities. Custodian and any Sub-Custodian may, in accordance with this Paragraph 5 and Paragraph 6 of this Agreement, deposit definitive or book-entry Securities with one or more Depositories.

5.1. IDENTIFICATION OF SECURITIES. Custodian shall ensure the Securities are at all times properly identified as being held for the appropriate Account. Custodian shall segregate physically the Securities from other securities owned by Custodian. Custodian shall not be required to segregate physically Securities held from other securities or property held by Custodian for third parties as custodian or other representative capacity, but Custodian shall maintain adequate records showing the true ownership of the Securities.

5.2. USE OF DEPOSITORIES AND SUB-CUSTODIANS. Custodian may, in its discretion, deposit any Securities which, under applicable law, are eligible to be so deposited in a Depository or Sub-Custodian account. Securities and Foreign Currencies held by a Sub-Custodian or Depository will be held subject to the rules, terms and conditions of such securities markets or securities depositories. If Custodian deposits Securities with a Sub-Custodian or Depository, Custodian shall maintain adequate records showing the identity and location of the Sub-Custodian or Depository, the Securities held by the Sub-Custodian or Depository and each account to which such Securities belong. With respect to Securities that are held for Custodian or any Sub-Custodian at a Securities Depository, as defined in Rule 270.17f -4 under the Act or Eligible Securities Depository, as defined in Rule 270.17f -7 under the Act, Custodian shall satisfy or cause the Sub-Custodian to satisfy the requirements of Rules270.17f -4 and 270.17f -7 under the Act.

5.3. USE OF NOMINEES. Custodian shall have the right to hold or cause to be held all Securities in the name of the Custodian, or for any Sub-Custodian or Depository, or in the name of a nominee of any of them as Custodian shall determine to be appropriate under the circumstances.

5.4. FOREIGN CURRENCY DEPOSITS. The Custodian may in accordance with customary practices hold any currency in which any cash is denominated on deposit, and effect transactions relating thereto, through an account with an affiliate of Union Bank, or Sub-Custodian or Depository in the country where such currency is the lawful currency or in other countries where such currency may be lawfully held on deposit.

5.5. TRANSFERABILITY AND CONVERTIBILITY OF CURRENCY. Custodian shall have no liability for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may affect the transferability, convertibility, or availability of any currency in the countries where such Foreign Accounts are maintained and in no event shall Custodian be obligated to substitute another currency for a currency whose transferability, convertibility, or availability has been affected by such law, regulation or event. To the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any such currency, such cost or charge shall be for the Account.

5.6. DELIVERY OF SECURITIES. If Principal or Investment Manager directs Custodian to deliver assets, certificates or other physical evidence of ownership of Securities to any broker or other party, other than a Sub-Custodian or Depository employed by Custodian for purposes of maintaining the Account, Custodian's sole responsibility shall be to exercise care and diligence in effecting the delivery as instructed by Principal or Manager. Upon completion of the delivery, Custodian shall be discharged completely of any further liability or responsibility with respect to the safekeeping and custody of Securities so delivered.

5.7. TRANSFERABILITY OF SECURITIES. Except as otherwise provided under this Agreement or as the parties may otherwise agree, Custodian shall ensure that
(i) the Securities will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of Custodian or any Sub-Custodian or any person claiming through any of them except for Custodian's expenses relating to the Securities' safe custody or

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administration or other services made available under contractual agreements to
Account by Custodian, and in the case of cash deposits at an Eligible Foreign Custodian, liens or rights in favor of the creditors of the Eligible Foreign Custodian arising under bankruptcy, insolvency, or similar laws, and (ii) the beneficial ownership of the Securities will be freely transferable without the payment of money or value other than for safe custody or administration.

5.8. ACCESS TO ACCOUNT RECORDS. Principal or its designee, shall have access, upon reasonable prior notice to Custodian, during regular business hours to the books and records relating to the Accounts, or shall be given confirmation of the contents of the books and records, maintained by Custodian or any Sub-Custodian holding securities hereunder to verify the accuracy of such books and records. Custodian shall notify Principal promptly of any applicable law or regulation in any country where Securities are held that would restrict such access or confirmation.

6. SELECTION AND MONITORING OF GLOBAL SUB-AGENT NETWORK
Upon written notice to Principal, as provided in Subparagraph 6.3 of this Agreement, Custodian may from time to time select one or more Domestic Sub-Custodians and Eligible Foreign Custodians and, subject to the provisions of Subparagraph 6.5, one or more Eligible Securities Depositories, to hold Securities hereunder.

6.1. GOVERNING SUB-AGENT AGREEMENT. Any relationship Custodian establishes with an Eligible Foreign Custodian with respect to Securities shall be governed by a written contract providing for the reasonable care of Securities based on the standards specified in section Rule270.17(f) -5(c)(1) under the Act, and including the provisions set forth in Rule 270.17(f) -5(c)(2)(i)(A) through (F) under the Act, or provisions which Custodian determines provide the same or greater protection of Principal's Securities.

6.2. SUB-AGENT NETWORK SELECTION.

6.2.1. FOREIGN SUB-CUSTODIAN. In selecting an Eligible Foreign Custodian on behalf of Custodian, the Domestic Sub-Custodian shall exercise reasonable care, prudence and diligence and shall consider whether the Securities will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, including (i) the Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices;
(ii) the Eligible Foreign Custodian's financial strength, general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, and the relative cost of such services; and, (iii) whether the Eligible Foreign Custodian has branch offices in the United States, or consents to service of process in the United States, in order to facilitate jurisdiction over and enforcement of judgments against it.

6.2.2. ELIGIBLE SECURITIES DEPOSITORY. In selecting an Eligible Securities Depository, Custodian shall exercise reasonable care, prudence, and diligence in evaluating the custody risks associated with maintaining Securities with the Eligible Securities Depository under Custodian's custody arrangements with any relevant Eligible Foreign Custodian and the Eligible Securities Depository.

6.3. NOTICES TO PRINCIPAL. Custodian shall give written notice to Principal of its intent to deposit Securities with an Eligible Foreign Custodian or, directly or through an Eligible Foreign Sub-Custodian, with an Eligible Securities Depository. The notice shall identify the Eligible Foreign Custodian or Eligible Securities Depository and shall include reasonably available information relied on by Custodian in making the selection.

6.4. MONITORING OF SUB-AGENT NETWORK. Custodian shall monitor under its Monitoring System the appropriateness of the continued custody or maintenance of Principal's Securities with each Domestic Sub-Custodian and its Global Network of Eligible Foreign Custodian or Eligible Securities Depository.

6.4.1. Custodian shall evaluate and determine at least annually the continued eligibility of its Domestic Sub-Custodian and each Eligible Foreign Custodian and Eligible Securities Depository approved by Principal to act as such hereunder. In discharging this responsibility, Custodian shall (i) monitor on a

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continuing basis the services and reports provided by its Domestic
Sub-Custodian for each of its Eligible Foreign Custodians or Eligible Securities Depositories; (ii) at least annually, obtain and review the periodic reports published by its Domestic Sub-Custodian confirming the Domestic Sub-Custodian's review of the continued eligibility of each Foreign Sub-Custodian and Foreign Securities Depository; and (iii) review periodic reports related to the Domestic Sub-Custodian's periodic physical inspections of the operations of each Eligible Foreign Custodian or Eligible Securities Depository as deemed appropriate.

6.4.2. Custodian shall provide to the Board annually and at such other times as the Board may reasonably request based on the circumstances of the Principal's foreign custody arrangements, written reports notifying the Board of the placement of Securities of Principal with a particular Domestic Sub-Custodian or a particular foreign Eligible Foreign Custodian within a Foreign Market or an Emerging Market and of any material change in the arrangements (including any material changes in any contracts governing such arrangements or any material changes in the established practices or procedures of Depositories) with respect to Securities of the Principal held by the Eligible Foreign Custodian.

6.4.3. If Custodian determines that (i) any Eligible Foreign Custodian or Eligible Securities Depository no longer satisfies the applicable requirements described in Subparagraph 1.5 of this Agreement (in the case of an Eligible Foreign Custodian) or Subparagraph 1.6 of this Agreement (in the case of an Eligible Securities Depository); or, (ii) any Eligible Foreign Custodian or Eligible Securities Depository is otherwise no longer capable or qualified to perform the functions contemplated herein; or, (iii) any change in a contract with a Eligible Foreign Custodian or any change in established Eligible Securities Depository or market practices or procedures shall cause a custody arrangement to no longer meet the requirements of the Act, Custodian shall promptly give written notice thereof to Principal. The notice shall either indicate Custodian's intention to transfer Securities held by the removed Eligible Foreign Custodian or Eligible Securities Depository to another Eligible Foreign Custodian or Eligible Securities Depository previously identified to Principal, or include a notice pursuant to Subparagraph 6.3 of this Agreement of Custodian's intention to deposit Securities with a new Eligible Foreign Custodian or Eligible Securities Depository, in either instance such transfer of Securities to be effected as soon as reasonably practical.

6.5. COMPULSORY DEPOSITORIES. Notwithstanding the foregoing sub-sections of this Paragraph 6, Custodian shall have no responsibility for the selection or monitoring of any Eligible Securities Depository or Eligible Securities Depository's agent ("Compulsory Depository") (i) the use of which is mandated by law or regulation; (ii) because securities cannot be withdrawn from the depository; or (iii) because maintaining securities outside the securities depository is not consistent with prevailing market practices in the relevant market; provided however, that Custodian shall notify Principal if Principal has directed a trade in a market containing a Compulsory Depository, so Principal and Advisor shall have an opportunity to determine the appropriateness of investing in such market.

6.6. ASSESSMENT OF CUSTODY RISK. Principal and Custodian agree that, for purposes of this Paragraph 6, Custodian's determination of appropriateness shall only include custody risk, and shall not include any evaluation of "country risk" or systemic risk associated with the investment or holding of assets in a particular country or market, including, but not limited to (i) the use of Compulsory Depositories; (ii) the country's or market's financial infrastructure; (iii) the country's or market's prevailing custody and settlement practices; (iv) risk of nationalization, expropriation or other governmental actions; (v) regulation of the banking or securities industries;
(vi) currency controls, restrictions, devaluation or fluctuation; and (vii) country or market conditions which may affect the orderly execution of securities transactions or affect the value of the transactions. Principal and Custodian further agree that the evaluation of any such country and systemic risks shall be solely the responsibility of Principal and the Investment Manager.

7. TRANSACTIONS

7.1. INSTRUCTIONS AND IMMEDIATELY AVAILABLE FUNDS. Principal, or where applicable, the Investment Manager, is responsible for ensuring that Custodian receives timely instructions and sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictates. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in the currency of Principal's home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. If Custodian does not receive such timely

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instructions and/or immediately available funds, Custodian shall have no liability of any kind to any person, including Principal, for failing to effect settlement. However, Custodian shall use reasonable efforts to effect settlement as soon as possible after receipt of appropriate instructions. Unless otherwise specified by Principal or Manager, foreign exchange transactions will be processed according to the instructions in Appendix B.

7.2. CUSTOMARY OR ESTABLISHED SETTLEMENT PRACTICES. Principal and Manager acknowledge settlement of and payment for Securities received for and delivered from the Account(s) may be made in accordance with the customary or established securities trading and securities processing practices in the market in which the transaction occurs. Principal understands that when Custodian is instructed to deliver Foreign Securities or Foreign Currencies against payment, delivery of such Foreign Securities and Foreign Currencies and receipt of payment therefore may not be completed simultaneously. Principal assumes full responsibility for all credit risks involved in connection with Custodian's delivery of Foreign Securities or Foreign Currencies pursuant to instructions of Principal or Manager.

7.3. ADDITIONS TO AND WITHDRAWALS FROM ACCOUNT. Custodian shall make all additions and withdrawals of Securities to and from an Account only upon receipt of and pursuant to written instructions from Principal or Manager.

7.4. PURCHASE OR SALES. Principal or Manager from time to time may instruct Custodian regarding the purchase or sale of Securities in accordance with this paragraph 7.

7.5. PURCHASES. Custodian shall settle purchases by charging the Account with the amount necessary to make the purchase and effecting payment to the seller or broker for the Securities. Custodian shall have no liability of any kind to any person, including Principal,except in the case of Custodian's negligent or intentional tortuous acts or willful misconduct, if Custodian effects payment on behalf of an Account, and the settler or broker specified by Manager fails to deliver the Securities purchased. Custodian shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian in examining and verifying the certificates or other indicia of ownership of the Securities purchased before accepting them, except with respect to assets described in Paragraph 7.7.

7.6. SALES. Custodian shall settle sales by delivering certificates or other indicia of ownership of the Securities, and as instructed, shall receive cash for such sales. Custodian shall have no liability of any kind to any person, including Principal, if Custodian exercises due diligence and delivers such certificates or indicia of ownership and the purchaser or broker fails to effect payment.

7.7. DEPOSITORY SETTLEMENT. If a purchase or sale is settled through a Sub-Custodian or Depository, Custodian shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian in verifying proper consummation of the transaction by the Sub-Custodian or Depository.

7.8. INCOME AND PRINCIPAL. Custodian or its designated Sub-Agents are authorized, as Principal's agent, to surrender against payment maturing obligations and obligations called for redemption, and to collect and receive payments of interest and principal, dividends, warrants, and other things of value in connection with Securities. Absent written instructions from Principal or Manager, funds will remain in the currency of collection upon receipt of payment.

7.9. FOREIGN CURRENCY TRANSACTIONS. At the direction of Principal or Manager, as the case may be, Custodian shall convert currency in an Account to other currencies through customary channels including, without limitation, Custodian or any of its affiliates or Sub-Custodian Network, as shall be necessary to effect any transaction directed by Principal or Manager. If Principal or Manager gives Custodian standing instructions to execute foreign currency exchange transactions on Principal's behalf, such transactions will be performed in accordance with the FX Standing Instructions Defined Spread Service Level Document as amended from time to time.

7.10. TAXES. Custodian shall pay or cause to be paid from an Account all taxes and levies in the nature of taxes imposed on an Account or the Foreign Securities thereof by any country. Custodian will use

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reasonable efforts to give the Principal or Manager, as the case may be, advance notice of the imposition of such taxes. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Principal or the Custodian as custodian of the Principal by the tax law of the United States or of any state or political subdivision thereof or any foreign jurisdiction. The sole responsibilities of the Custodian with regard to such tax law shall be to use reasonable efforts to effect the withholding of local taxes and related charges with regard to market entitlement/payment in accordance with local law and subject to local market practice or custom and to assist Principal with respect to any claim for exemption or refund under the tax law of countries for which Principal has provided such information. Except as specifically provided in this Agreement or otherwise agreed to in writing by the Custodian, the Custodian shall have no independent obligation to determine the tax obligations now or hereafter imposed on Principal by any taxing authority or to obtain or provide information relating thereto, and shall have no obligation or liability with respect to such tax obligations.

7.11. FOREIGN TAX RECLAMATION. Custodian shall use reasonable efforts to obtain refunds of taxes withheld on Foreign Securities or the income thereof that are available under applicable tax laws, treaties and regulations subject to Principal's provision of all documentation and certifications as required by U.S. and foreign tax authorities to establish the eligibility of Principal for tax reclamation under applicable law or treaty. Principal hereby agrees to indemnify and hold harmless Custodian and its agents in respect to any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of Principal, its successor and assignees, notwithstanding the termination of this Agreement. The Custodian is authorized to disclose any information required by any such tax or other governmental authority in relation to processing any claim for exemption from or reduction or refund of any taxes relating to the Principal's transactions and holdings.

7.12. COLLECTION OBLIGATIONS. Custodian shall diligently collect income and principal of Securities which the Custodian has received actual notice in accordance with normal industry practices. However, Custodian shall be under no obligation or duty to take any action to effect collection of any amount if the Securities upon which such amount is payable is in default, or if payment is refused after due demand. Custodian shall notify Principal and Manager promptly of such default or refusal to pay. Custodian shall have no duty to file or pursue any bankruptcy or class action claims with respect to Account, unless indemnified by Principal in manner and amount satisfactory to Custodian provided, however, unless Principal directs otherwise, Custodian will use its best efforts to file claims in class actions and pay any recovery to account, net of Bank's fees as disclosed in the fee schedule.

7.13. CAPITAL CHANGES. Custodian may, without further instruction from Principal or Manager, exchange temporary certificates and may surrender and exchange Securities for other securities in connection with any reorganization, recapitalization or similar transaction in which the owner of the Securities is not given an option. Custodian has no responsibility to effect any such exchange unless it has received notice of the event permitting or requiring such exchange at its office or the office of Custodian's designated agents.

7.14. FRACTIONAL INTEREST. Custodian shall receive and retain all stock distributed by a corporation as a dividend, stock split, or otherwise and, in connection therewith, any fractional shares, unless otherwise instructed or without authorization to sell.

7.15. DELIVERY OF INSTRUCTIONS AND FUNDS. Instructions and funds shall be directed to Custodian or Domestic Sub-Custodian, as applicable with respect to the foregoing.

8. CREDITS TO ACCOUNT

8.1. PAYMENT. Custodian may as a matter of bookkeeping convenience or by separate agreement with the Principal, credit the account with the proceeds from the sale, redemption or other disposition of Securities or interest or dividends or other distributions payable on Securities prior to its actual receipt of final payment; therefore, all such credits shall be conditional until the Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be final until Custodian receives immediately available funds under which


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applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction. Principal acknowledges and agrees that any currency risk associated with such credits will be born by Principal.

8.2. EMERGING MARKET SETTLEMENT DATES. Notwithstanding the foregoing Paragraph 8.1, Principal understands and agrees that settlement of Securities transactions is available only on settlement date basis in certain Emerging Markets, which are identified in Appendix A, as amended from time to time.

8.2.1. CASH DEPOSITS. For Emerging Markets with restricted settlement conditions, cash of any currency deposited or delivered to the Account shall be available for use by Principal or Investment Manager only on the business day on which actual receipt of final payment and funds of good value are available to Sub-Custodian in the Account.

8.2.2. SECURITIES. For Emerging Markets with restricted settlement conditions, Securities deposited or delivered to an Account shall be available for use by Principal or Investment Manager only on the business day on which such Securities are held in the nominee name or are otherwise subject to the control of, and in a form for good delivery by, the Sub-Custodian.

9. OVERDRAFT AND INDEBTEDNESS

9.1. ADVANCE FUNDS. If Custodian advances funds to or for the benefit of Account in connection with the settlement of securities or currency transactions or other activity in the Account including overdrafts or other indebtedness incurred in connection with the settlement of securities transactions, maturity or income payments or funds transfers, Principal agrees to reimburse Custodian on demand the amount of the advance or overdraft and all related fees as established in Custodian's published fee schedule. Principal will bear the risk from any currency valuation differences associated with Principal's reimbursement obligations to Custodian. If Principal fails to timely reimburse Custodian, Custodian shall also have the right to utilize any cash in the Account in order to obtain reimbursement hereunder and to setoff Custodian's obligations with respect to any deposits or credit balances in the Account against any obligation of Principal hereunder.

9.2. REPAYMENT. To the extent permissible by applicable law, in order to secure repayment of Account's obligations to Custodian hereunder, Principal hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Account's right, title and interest in and to
(i) all Accounts in Principal's name and the Securities, money and other property now or hereafter held in such Accounts (including proceeds thereof); and (ii) each Account in respect of which or for whose benefit the advance or overdraft relates and the Securities, money and other property now or hereafter held in such Accounts, including proceeds thereof, not to exceed the amount of the Account's uncontested obligation to Custodian. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect. Principal authorizes the Custodian, in the Custodian's sole discretion, at any time to charge any overdraft or indebtedness, together with interest due thereon, against any balance of account standing to the credit of the Principal on the Custodian's books. In addition, the Custodian shall be entitled to utilize available cash and to dispose of such Principal's Securities to the extent necessary to obtain reimbursement.

10. CORPORATE ACTIONS, PROXIES AND LITERATURE

10.1. CORPORATE ACTIONS. Custodian shall notify Manager of the receipt of notices of redemptions, conversions, exchanges, calls, puts, subscription rights, and scrip certificates ("Corporate Action(s)"). Custodian need not monitor financial publications for notices of Corporate Actions and shall not be obligated to take any action unless actual notice has been received by Custodian at the offices of its Domestic Sub-Custodian. Custodian's sole responsibility in this regard shall be to give such notices to Principal or Investment Manager, as the case may be, within a reasonable time after Custodian receives them. Custodian has no responsibility to respond or otherwise act with respect to any such notice unless and until Custodian has received timely and appropriate instructions from Principal or Manager. Principal or Manager is responsible to ensure all required documentation and funds are available to Custodian and its agents as required under the terms of the offer or by legal jurisdiction in order for Custodian and its agent to take action on behalf of Account.

[C] Union Bank, N.A. (2013_0327)


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10.2. PROXIES. Custodian shall forward all proxies and accompanying material actually received by Custodian's Domestic Sub-Custodian that are issued by any company whose securities are held in an Account to Manager or Principal, as directed. Principal and Manager acknowledge that proxy services are limited in foreign markets and Custodian's sole responsibility with respect to such proxy materials will be to forward the proxy and accompanying material received by Custodian's Domestic Sub-Custodian to Principal or Manager. Custodian shall have no duty to translate or retain any material received unless required to do so by law.

10.3. CORPORATE LITERATURE. Custodian shall have no duty to forward or to retain any other corporate material received by Custodian for an Account unless required to do so by law. Custodian shall have no duty to translate or retain any material received from its Global Sub-Agent Network unless required to do so by law.

10.4. DISCLOSURE TO ISSUERS OF SECURITIES. Unless Principal directs Custodian in writing to the contrary, Principal agrees that Custodian or its Domestic Sub-Custodian or its Sub-Agents may disclose the name and address of the party with the authority to vote the proxies of the Securities held in an Account as well as the number of shares held, to any issuer of said Securities or its agents upon the written request of such issuer or agent in conformity with the provisions of the applicable law. Principal acknowledges that Custodian or its Domestic Sub-Custodian or its Sub-Agents may be required under jurisdictional law to disclose to issuers beneficial owner information regardless of Principal's instructions otherwise.

11. INSTRUCTIONS

11.1. WRITTEN. All instructions from Principal or Manager with respect to the Accounts must be from an authorized person in writing, and shall continue in force until changed by subsequent instructions. For purposes of this Paragraph 11, an AUTHORIZED PERSON means any of the persons duly authorized by the Board to give instructions on behalf of the Principal as set forth in a certificate along with any limitations on such Persons' scope of authority, such certificate to be executed by the Secretary or Assistant Secretary of the Principal, as the same may be revised from time to time. Pending receipt of written authority, Custodian may in its absolute discretion at any time accept oral, faxed, wired and electronically transmitted instructions from Principal or Manager provided Custodian believes in good faith that the instructions are genuine. If oral instructions are received, Principal or Manager, as the case may be, shall promptly confirm such instructions in writing or by facsimile or other means permitted hereunder. Principal will hold Custodian harmless for the failure of Principal or Manager to send confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Custodian's failure to produce such confirmation at any subsequent time. Only those individuals as may be designated by Principal from time to time are authorized to give instructions as described in this Agreement.

11.2. RELIANCE ON INSTRUCTIONS. Except as otherwise provided herein, all instructions shall be in writing, and shall continue in force until changed by subsequent instructions. Pending receipt of written authority, Custodian may in its absolute discretion at any time accept oral, wired or electronically transmitted instructions from Principal or Manager provided Custodian believes in good faith that the instructions are genuine. Further, Custodian may assume that any written or oral instructions received hereunder are consistent with the provisions of organizational documents of the Principal or of any vote, resolution or proceeding of the Principal's board oftrustees, unless and until Custodian receives written instructions to the contrary.

12. RIGHT TO RECEIVE ADVICE

12.1. ADVICE OF THE PRINCIPAL. If Custodian is in doubt as to any action it should or should not take under this Agreement, Custodian may request directions or advice, including oral instructions or written instructions, from the Principal.

12.2. CONFLICTING ADVICE. In the event of a conflict between directions or advice or oral instructions or written instructions Custodian receives from the Principal, and the advice it receives from counsel, Custodian shall be entitled to rely upon and follow the advice of counsel.

[C] Union Bank, N.A. (2013_0327)

12.3. PROTECTION OF CUSTODIAN. Custodian shall be indemnified by Principal and without liability for any action Custodian takes or does not take in reliance upon directions or advice or oral instructions or written instructions Custodian receives from or on behalf of the Principal, or from counsel and which Custodian believes, in good faith, to be consistent with those directions or advice or oral instructions or written instructions. Nothing in this paragraph shall be construed so as to impose an obligation upon Custodian to seek such directions or advice or oral instructions or written instructions.

13. ACCOUNTING AND REPORTING

13.1. COST AND NOMINAL VALUE. Principal agrees to furnish Custodian with the income tax cost basis and dates of acquisition of all Securities held in the Account to be carried on its records. If Principal does not furnish such information, Custodian shall carry the Securities at any such nominal value it determines, such value to be for bookkeeping purposes only. All statements and reporting of any matters requiring this information will use this nominal value. Custodian shall have no duty to verify the accuracy of the cost basis and dates of acquisition furnished by Principal. Securities purchased in the Account shall be carried at cost.

13.2. VALUATIONS. To the extent that Custodian has agreed to provide pricing or other information services, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities and pricing services embedded in Custodian's securities processing or accounting systems) reasonably believed by Custodian to be reliable to provide such information. Principal understands that certain pricing information with respect to complex financial instruments including, without limitation, derivatives, may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where pricing vendors used by Custodian do not provide information for Securities, Principal or authorized party may advise Custodian regarding the fair market value of, or provide other information with respect to, such held Securities. If Principal or Manager does not provide such information, Custodian shall use the cost or nominal value for such Securities, solely for administrative convenience. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder and shall have no responsibility or duty to ascertain or authenticate the value of pricing applied to any such Security.

13.3. ACTIVITY REPORTS. Custodian shall provide access to Principal and Manager and other persons authorized by Principal to access advices of securities transactions and other information regarding the Account(s) by means of Custodian's online system.

13.4. STATEMENTS. Custodian shall provide Principal and Manager Account statements and other reports periodically via paper delivery or electronically by means of the Custodian's online service or as otherwise as agreed to by Principal and Custodian showing all income and principal transactions and cash positions, and a list of property. Principal may approve or disapprove any such statement within thirty (30) days of its receipt, and, if no written objections are received within the thirty (30) day period, such statement of Account shall be deemed approved.

Principal acknowledges and agrees that if Custodian's online service is selected, paper statements will be provided only upon request and that the Custodian's online statements, trade confirms and related online communications satisfy all of Custodian's existing legal and contractual obligations to provide statements, reports and confirmations with respect to the account. Printed trade confirmations for trades effected by the Custodian will be available upon request and at no additional cost. Principal and Manager may request printed trade confirmations for other securities transactions from the broker through which they direct such trades.

14. USE OF OTHER BANK SERVICES

14.1. MUTUAL FUND INVESTMENTS. Principal or Manager may direct Custodian to utilize for the Account and mutual fund available in the market as permitted by law.These investment decisions may include, but are not limited to, money market mutual funds or long equity and fixed income mutual funds. Such funds may be sub-advised by an affiliate or subsidiary of Custodian and/or for which Custodian may also act as the mutual fund's custodian and/or provide other services for the mutual fund. Principal or Manager shall

[C] Union Bank, N.A. (2013_0327)
designate the particular mutual fund that Principal or Manager deems appropriate for the Account. Principal hereby acknowledges that Custodian or its affiliate or subsidiary will receive fees for such services in addition to those fees charged by Custodian as agent for the Principal's custody account.

14.2. FOREIGN EXCHANGE. Custodian makes available to Principal or Manager foreign exchange services directly with Custodian or through Custodian's Domestic Sub-Custodian to convert currencies in conjunction with transactions in the Principal's Account(s) under direction provided in Appendix B, as amended from time to time. Principal acknowledges that Custodian is the counterparty with respect to foreign exchange transactions provided under the Standing Instructions Defined Spread Service (Defined Spread Service) with Custodian's Domestic Sub-Custodian and is subject to Paragraph 9 of this Agreement.

14.2.1. STANDING INSTRUCTIONS DEFINED SPREAD SERVICE. Foreign currency exchanges offered under the Defined Spread Service are directed to Union Bank's Domestic Sub-Custodian or, for markets with currency restrictions, to the local market Sub-Agent. Both services may be amended from time to time.

14.2.2. DIRECT WITH UNION BANK'S GLOBAL CAPITAL MARKETS. Principal or Manager may elect to have foreign currency exchanges provided under separate agreement with Union Bank's Global Capital Markets and performed in accordance with Union Bank's Foreign Exchange Agreement.

Principal acknowledges that (i) Principal or Manager is not obligated to effect foreign currency exchange with Custodian or Custodian's Domestic Sub-Custodian,
(ii) Custodian will make available the relevant data so that Principal or Manager, as the case may be, can independently monitor foreign exchange activities, and (iii) Custodian will receive benefits for such foreign currency transactions as defined in Paragraph 14.2.2 which are in addition to the compensation which Custodian receives for administering the Account.

14.3. INTEREST BEARING DEPOSITS. Principal or Manager may direct that Account assets be invested in deposits with Union Bank or Domestic Sub-Custodian as a sweep vehicle or other deposit held in Custodian's nominee name for the benefit of its clients. Such deposits are covered by FDIC insurance up to the designated value in effect for each beneficial owner.

14.4. OTHER TRANSACTION SERVICES. Principal or Manager may direct Custodian to utilize for an Account other services or facilities provided by Custodian, its subsidiaries or affiliates. Such services may include, but are not limited to the placing of orders for the purchase or sale of units or shares of any registered investment company, including such registered investment company to which Custodian, UnionBanCal Corporation, or their subsidiaries or affiliates, manage, provide investment advice, act as custodian or provide other services.

14.5. CREDIT FACILITIES. Custodian may, in accordance with its commercial lending practices, enter into a credit facility with Principal for use with the operation of an Account. Such credit facility will be agreed to under separate agreement and subject to the terms and conditions, therein. Principal acknowledges that any such credit facility is subject to the lien provisions of Paragraph 9.2 of this Agreement.

15. CUSTODIAN'S RESPONSIBILITIES AND LIABILITIES

15.1. STANDARD OF CARE. In performing the responsibilities delegated to it under this Agreement, the Custodian agrees to exercise reasonable care and shall not be liable for any damages arising out of the Custodian's performance of or failure to perform its duties under this Agreement except to the extent that damages arise directly out of the Custodian's (or its employees', officers' or other agents') willful misfeasance, negligence, bad faith or otherwise from a material breach of this Agreement by Custodian.

15.2. INVESTMENT AUTHORITY. The parties intend that Custodian shall not be considered a fiduciary of the Account.

15.3. INSURANCE AND FORCE MAJEURE. Without limiting the generality of Paragraph
15.1 or of any other provision of this Agreement, the Custodian shall not be liable so long as and to the extent that it exercises

[C] Union Bank, N.A. (2013_0327)
reasonable care, for any defect in the title, validity or genuineness of any Security or in the evidence of title thereto received by it or delivered by it pursuant to this Agreement. In addition, Custodian (i) shall not be required to maintain any special insurance for the benefit of Principal, and (ii) shall not be liable or responsible for any loss, damage, expense, failure to perform or delay caused by accidents, strikes, fire, flood, war, riot, electrical or mechanical or communication line or facility failures, acts of third parties (including without limitation any messenger, telephone or delivery service), acts of God, war, government action, civil commotion, fire, earthquake, or other casualty or disaster or any other cause or causes which are beyond Custodian's reasonable control. However, Custodian shall use reasonable efforts to replace Securities lost or damaged due to such causes with securities of the same class and issue with all rights and privileges pertaining thereto. Custodian shall be liable to Principal for any loss which shall occur as the result of the failure of a Sub-Custodian to exercise reasonable care with respect to the safekeeping of assets to the same extent that Custodian would be liable to Principal if Custodian were holding such securities and cash in its own premises.

In the event of a loss of investments for which Custodian is responsible under the terms of this Agreement, Custodian shall replace such investment, or in the event that such replacement cannont be effected, Custodian shall pay to the Principal the fair market value of such investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss or such other amount as shall be agreed by the parties.

15.4. LEGAL PROCEEDINGS
15.4.1. Custodian shall not be required to appear in or defend any legal proceedings with respect to the Account or the Securities unless Custodian has been indemnified to its reasonable satisfaction against loss and expense (including reasonable attorneys' fees).

15.4.2. With respect to legal proceedings, Custodian may consult with counsel acceptable to it after written notification to Principal concerning its duties and responsibilities under this Agreement, and shall not be liable for any action taken or not taken in good faith on the advice of such counsel.

15.4.3. To the extent permissible by law or regulation and upon Principal's request, the Principal shall be subrogated to the rights of the Custodian with respect to any claim for any loss, damage or claim suffered by Principal, in each case to the extent that the Custodian fails to pursue any such claim or Principal is not made whole in respect of such loss, damage or claim.

16. INDEMNITIES AND LIMITATION OF LIABILITY

16.1. In addition to the indemnification provisions contained in this Agreement, Principal agrees to indemnify, defend and hold harmless Custodian from all liabilities, claims demands, losses and costs including, without limitation, reasonable attorneys' fees and expenses of legal proceedings ("Claims") resulting from Custodian's reasonable reliance on instructions received from Principal and the terms of this Agreement. Neither Custodian, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by Custodian's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard in the performance of Custodian's or its affiliates' activities under this Agreement. The provisions of this Paragraph 17 shall survive termination of this Agreement.

16.2. The Custodian agrees to indemnify Principal from all Claims as defined in
Section 17.1 that the Principal may sustain or incur or that may be asserted against the Principal arising directly or indirectly out of any action taken or omitted to be taken by Custodian, any Sub-Custodian and any nominee thereof as a result of such party's refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). Neither Principal, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by Principal's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard in the performance of Principal's or its affiliates' activities under this Agreement. The provisions of this Paragraph 17 shall survive termination of this Agreement.

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[C] Union Bank, N.A. (2013_0327)


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16.3. In all cases,each party's liability under this Agreement shall be limited to the resulting direct loss, if any, incurred by the other party. Under no circumstances shall either party be liable for any incidental, consequential, indirect, punitive, or special damage which the other party may incur or suffer in connection with this Agreement.

17. COMPENSATION AND OTHER CHARGES

17.1. COMPENSATION. Principal shall pay Custodian compensation for its services hereunder as specified in Appendix C and as amended from time to time. Fees shall accrue and be taken in arrears as specified on the active fee schedule and charged to the Account unless Principal has requested that it be billed directly. However, any fees not paid within 60 days of billing will be charged to the Account.

17.2. EXPENSES. Principal shall reimburse Custodian by debiting the Account for all reasonable out-of-pocket expenses and processing costs incurred by Custodian and Global Sub-Custodian Network in the administration of the Account including, without limitation, reasonable counsel fees incurred by Custodian pursuant to Subparagraph ERROR! REFERENCE SOURCE NOT FOUND. of this Agreement.

18. AMENDMENT AND TERMINATION

18.1. AMENDMENT. This Agreement may be amended at any time by a written instrument signed by the parties or by Custodian immediately if required by applicable law or upon thirty (30) days written notice to Principal.

18.2. TERMINATION. Either party may terminate this Agreement upon 90 days' written notice. In addition, Either party may terminate this Agreement at any time (a) for cause, which is a material breach of the Agreement not cured within 60 days, in which case termination shall be effective upon written receipt of notice by the non-terminating party, or (b) upon 30 days' written notice to the other party in the event that either party is adjudged bankrupt or insolvent, or there shall be commenced against such party a case under any applicable bankruptcy, insolvence or other similar law now or hereafter in effect. In addition this Agreement will terminate automatically in connection with the liquidation or reorganization of the Principal out of existence. Upon such termination, Custodian shall deliver or cause to be delivered the Securities, less any amounts due and owing to Custodian under this Agreement, to a successor custodian designated by Principal or, if a successor custodian has not accepted an appointment by the effective date of termination of the Account, to Principal. Upon completion of such delivery Custodian shall be discharged of any further liability or responsibility with respect to the Securities so delivered. In the event that Securities or other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of Principal to provide proper instructions, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect. In the event that no proper instructions designating a successor custodian or alternative arrangements shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Act of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all Securities held by the Custodian on behalf of Principal and all instruments held by the Custodian relative thereto held by it under this Agreement on behalf of Principal, and to transfer to an account of such successor custodian all of the Securities held in an Account. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement. All expenses associated with the transfer of custody hereunder upon termination hereof shall be borne by the Principal (except as may be specifically agreed in writing by the parties in relation to special arrangements).

19. SUCCESSORS
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors in interest. This Agreement may not be assigned by either party, nor may the duties of either party hereunder be delegated, without the prior written consent of the other party.

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20. GOVERNING LAW
The validity, construction, and administration of this Agreement shall be governed by the applicable laws of the United States from time to time in force and effect and, to the extent not preempted by such laws of the United States, by the laws of the State of California from time to time in force and effect. Any action or proceeding to enforce, interpret or adjudicate the rights and responsibilities of the parties hereunder shall be commenced in the State or Federal courts located in the State of California.

21. NOTICES
Except as otherwise specified herein, all notices, requests, demands and other communications under this Agreement shall be signed and in writing and shall be deemed as having been duly given on the date of service, if served personally on the party to whom notice is to be given, or on the fifth (5) day after mailing, if mailed to the party to whom notice is to be given and properly addressed as follows:


To Principal:      O'CONNOR EQUUS
                   C/O SEI Investments, Inc.
                   1 FREEDOM VALLEY DRIVE, OAKS PA 19456
                   Attn: _______________________________
                   Facsimile: __________________________
                   Email: ______________________________

To Custodian:      Union Bank, N.A.
                   350 California Street, 6(th) Floor
                   San Francisco, CA 94104
                   Attn: Margaret Bond, Vice President
                   Facsimile: (877) 823-3601
                   Email: itcs funds 2@unionbank.com or
                   margaret.bond@unionbank.com

This agreement and any amendment, notice or other document required to be signed and in writing under this Agreement may be delivered by personal service or U.S first class mail postage prepaid or via fax provided that any notice or other writing sent by fax shall also be mailed, postage prepaid, to the party to whom such notice is addressed, email with an imaged or scanned attachment (such as a .PDF), or similar electronic transmission with electronic signature through Union Bank's online secure messaging service pursuant to security protocols established and agreed by the parties, unless otherwise specified herein. Signatures delivered via fax, email, or similar electronic transmission shall be effective as original signatures in binding the parties and shall be effective upon receipt.

Periodic communications related to foreign currencies and global market updates will be available to authorized parties through Union Bank's secure messaging service.

22. CONFIDENTIALITY
All non-public information and advice furnished by either party to the other shall be treated as confidential and will not be disclosed to third parties without the prior consent of such providing party or unless required by law, except that Union Bank may disclose any information to any government regulator of Union Bank or the Affiliated Entities as required by law.

23. EFFECTIVE DATE
This Agreement shall be effective as of the date appearing below, and shall supersede any prior or existing agreements between the parties pertaining to the subject matter hereof.

24. COUNTERPARTS
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and all exhibits, appendices, attachments and amendments hereto may be reproduced by any reasonable means. The

                                 Page 14 of 14

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

parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

25. MISCELLANEOUS
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

BY PRINCIPAL: ACCEPTED:                           UNION BANK, N.A.

By: /s/ Dianne M. Descoteaux                      By: /s/ Theresa A. Moore
Name: Dianne M. Descoteaux                        Name: Theresa A. Moore
Title: VP & Secretary                             Title: Vice President
Date: 5/14/14                                     Date: 05/16/2014


By: ________________________                      By: /s/ Margaret Bond
Name: ______________________                      Name: Margaret Bond
Title: _____________________                      Title: Vice President
Date: ______________________                      Date: 05/14/2014


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APPENDIX A: LIST OF COUNTRIES, ELIGIBLE FOREIGN CUSTODIANS AND ELIGIBLE
SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
No Change      New Market    New Sub-Custodian
                                                                                                             FOREIGN/
                                                                                      COMPULSORY             EMERGING SETTLEMENT
COUNTRY/MARKET SUB-CUSTODIAN              DEPOSITORY                                  DEPOSITORY             MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
Argentina      Citibank N.A.              Caja de Valores S.A. (CVSA)                 No
                                          Central de Liquidacion y Registration de                           Emerging Contractual
                                          Instrumentos de Endeudamiento Publico       Yes
                                          (CRYL)
------------------------------------------------------------------------------------------------------------------------------------
                                          Austraclear Limited                         No
Australia      National Australia Bank    ASX Settlement Pty Limited                  Yes                    Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
Austria        UniCredit Bank Austria AG  Oesterreichischi Kontrollbank AG            No                     Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
Austria        Citibank N.A.              Oesterreichischi Kontrollbank AG            No                     Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
               HSBC Bank Middle East      The Clearing, Settlement and Central        Yes, for Bahrain Borse
Bahrain        Limited                    Depository                                  listed securities      Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Bangladesh     HSBC Ltd.                  Central Depository Bangladesh Limited       Yes                    Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                          Government Instruments: Banque
                                          Nationale de Belgique Equities              Yes
Belgium        Citibank International Plc and Corporate Debt: Euroclear               No                     Foreign  Contractual
                                          Belgium
------------------------------------------------------------------------------------------------------------------------------------
               Societe Generale de        Depositaire Central/Banque de Reglement
Benin                                                                                 Yes                    Emerging Actual
               Banques en Cote d'Ivoire  (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
               HSBC Bank Bermuda
Bermuda                                   Bermuda Securities Depository Limited (BSD) Yes                    Emerging Contractual
               Limited
------------------------------------------------------------------------------------------------------------------------------------
                                          Bank of Botswana                            Yes
Botswana       Stanbic Bank Botswana Ltd. Central Securities Depository Company of    Yes                    Emerging Actual
                                          Botswana Limited
------------------------------------------------------------------------------------------------------------------------------------
                                          Sistema Especial de Liquidacao e Custodia   Yes
                                          BM & FBOVESPA Central Securities            Yes
Brazil         Citibank                                                                                      Emerging Contractual
                                          Depository CETIP S.A. -- Balcao Organizado
                                          de Ativos e Derivativos                     Yes
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 1 of 9
March 31, 2014

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN                DEPOSITORY                                    COMPULSORY          EMERGING SETTLEMENT
                                                                                          DEPOSITORY          MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
                                            Bulgarian National Bank (BNB)                 Yes
Bulgaria        ING Bank NV                 Tzentralen Depozitar AD (Central Depository   Yes                 Emerging Actual
                                            AD)
------------------------------------------------------------------------------------------------------------------------------------
                Societe Generale de         Depositaire Central/Banque de Reglement
Burkina Faso                                                                              Yes                 Emerging Actual
                Banques en Cote d'Ivoire   (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                CIBC Mellon Trust           The Canadian Depository for Securities
Canada                                                                                    No                  Foreign  Contractual
                Company                     Limited
------------------------------------------------------------------------------------------------------------------------------------
Cayman Islands  The Bank of New York        None                                                              Emerging
------------------------------------------------------------------------------------------------------------------------------------
Channel Islands The Bank of New York        None                                                              Emerging
------------------------------------------------------------------------------------------------------------------------------------
                Banco de Chile
Chile                                       Deposito Central de Valores                   Yes                 Emerging Actual
                (a subsidiary of Citibank)
------------------------------------------------------------------------------------------------------------------------------------
Chile           Banco Itau Chile            Deposito Central de Valores                   Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                HSBC Bank (China)           The China Securities Depository and Clearing
China                                                                                     Yes                 Emerging Actual
                Company Limited             Corporation Limited (CSDCC)
------------------------------------------------------------------------------------------------------------------------------------
                                            Deposito Central de Valores                   Yes
Colombia        Cititrust Colombia SA       Deposito Centralizado de Valores de Colombia  Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Yes, for securities
                Banco Nacional de Costa
Costa Rica                                  Central de Valores SA                         traded on the       Emerging Actual
                Rica                                                                      exchange
------------------------------------------------------------------------------------------------------------------------------------
Croatia         Privredna Banka Zagreb      Sredisnje klirinsko depozitarno drustvo, d.d. Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                BNP Paribas Securities      Central Securities Depository and Central     Yes, for all listed
Cyprus                                                                                                        Emerging Actual
                Services SCA                Registry Cyprus Stock Exchange                securities
------------------------------------------------------------------------------------------------------------------------------------
                                            Government Bonds: Czech National Bank         Yes
Czech Republic  Citibank Europe plc         Equities and Other Fixed Income: Centralni                        Emerging Contractual
                                            depozitar cennych papiru, a.s.                Yes
------------------------------------------------------------------------------------------------------------------------------------
                Skandinaviska Enskilda
Denmark                                     VP Securities A/S                             No                  Foreign  Contractual
                Banken AS
------------------------------------------------------------------------------------------------------------------------------------
Ecuador         Banco de la Produccion SA   None                                                              Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 2 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN           DEPOSITORY                                    COMPULSORY EMERGING SETTLEMENT
                                                                                     DEPOSITORY MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
                                       Misr Company for Clearing, Depository and     Yes
Egypt          HSBC Bank Egypt S.A.E.  Registry                                      Yes        Emerging Contractual
                                       Central Bank of Egypt
------------------------------------------------------------------------------------------------------------------------------------
Estonia        SEB Pank AS             Estonian Central Securities Depository        Yes        Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
Euromarket     Euroclear Bank S.A.     Euroclear Bank                                No         Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
               Clearstream Banking
Euromarket                             Clearstream Banking S.A.                      No         Foreign  Contractual
               Luxembourg S.A.
------------------------------------------------------------------------------------------------------------------------------------
               Skandinaviska Enskilda
Finland        Banken AB (Helsinki     Euroclear Finland Oy                          Yes        Foreign  Contractual
               Branch)
------------------------------------------------------------------------------------------------------------------------------------
               BNP Paribas Securities
France                                 Euroclear France                              No         Foreign  Contractual
               Services SCA
------------------------------------------------------------------------------------------------------------------------------------
               The Bank of New York
Germany                                Clearstream Banking AG                        Yes        Foreign  Contractual
               Mellon S.A./N.V.
------------------------------------------------------------------------------------------------------------------------------------
Ghana          Stanbic Bank Ghana Ltd. GSE Securities Depository Company Ltd.        Yes        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
               BNP Paribas Securities
Greece                                 Hellenic Central Securities Depository (HCSD) Yes        Emerging Contractual
               Services SCA
------------------------------------------------------------------------------------------------------------------------------------
               Societe Generale de
                                       Depositaire Central/Banque de Reglement
Guinea Bissau  Banques                                                               Yes        Emerging Actual
               en Cote d'Ivoire       (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                                       Government Instruments:
                                       Central Moneymarkets Unit c/o Hong Kong
                                       Monetary Authority                            Yes
Hong Kong      HSBC Ltd.                                                                        Foreign  Contractual
                                       Equities and Corporate Debt:
                                       Hong Kong Securities Clearing Company         Yes
                                       Limited
------------------------------------------------------------------------------------------------------------------------------------
                                       Kozponti Elszamolohaz es Ertektar (Budapest)
Hungary        Citibank Europe plc                                                   Yes        Emerging Contractual
                                       Zrt. (KELER).
------------------------------------------------------------------------------------------------------------------------------------
Iceland        Landsbankinn hf.        Verdbrefaskraning Islands hf. (ISD)           No         Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Iceland        Islandsbanki hf.        Verdbrefaskraning Islands hf. (ISD)           No         Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                            Page 3 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN                DEPOSITORY                                     COMPULSORY           EMERGING SETTLEMENT
                                                                                           DEPOSITORY           MARKET   STANDARD
                                            Government Bonds: Reserve Bank of India
                                            Equities and Corporate Bonds: National         Yes
India               Deutsche Bank AG        Securities Depository Ltd.                     Yes                  Emerging Actual
                                            Equities and Corporate Bonds: Central
                                            Depository Services Limited                    Yes
------------------------------------------------------------------------------------------------------------------------------------
                                            PT. Kustodian Sentral Efek Indonesia           Yes
Indonesia           Deutsche Bank AG                                                                            Emerging Actual
                                            Bank of Indonesia                              Yes
------------------------------------------------------------------------------------------------------------------------------------
                    The Bank of New York
Ireland             Mellon                  Euroclear UK and Ireland Limited               No                   Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
Israel              Bank Hapoalim           Tel Aviv Stock Exchange Clearing House Ltd     No                   Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
Italy               Intesa Sanpaolo S.p.A.  Monte Titoli S.p.A.                            Yes                  Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
Italy               Citibank, N.A.          Monte Titoli S.p.A.                            Yes                  Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                    Societe Generale de
                                            Depositaire Central/Banque de Reglement
Ivory Coast         Banques                                                                Yes                  Emerging Actual
                    en Cote d'Ivoire       (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                                            Government Instruments: Bank of Japan
                    Mizhuho Corporate Bank                                                 Yes                   Actual
Japan                                       Equities and Corporate Bonds: Japan Securities                       Foreign
                    Ltd. (MHCB)             Depository Center                              Yes                   Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                            Government Instruments: Bank of Japan
                    The Bank of Tokyo                                                      Yes                   Actual
Japan                                       Equities and Corporate Bonds: Japan Securities                       Foreign
                    Mitsubishi UFJ, Limited Depository Center                              Yes                   Contractual
------------------------------------------------------------------------------------------------------------------------------------
                    HSBC Bank Middle East   Securities Depository Centre                   Yes
Jordan              Limited                 Central Bank of Jordan                         Yes                  Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------

Kazakhstan          HSBC Bank Kazakhstan    Central Securities Depository JSC              Yes                  Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                                            The National Debt Office                       Yes
                                            The Central Depository and Settlement
Kenya               CFC Stanbic Bank Ltd    Corporation Ltd. (CDSC)                        Yes, for securities   Emerging Actual
                                                                                           listed on the Nairobi
                                                                                           Stock Exchange
------------------------------------------------------------------------------------------------------------------------------------
Korea (Republic of) HSBC Ltd.               Korean Securities Depository                   Yes                   Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 4 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN             DEPOSITORY                                    COMPULSORY          EMERGING SETTLEMENT
                                                                                       DEPOSITORY          MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
               HSBC Bank Middle East
Kuwait                                   Kuwait Clearing Company S.A.K.                Yes                 Emerging Actual
               Ltd
------------------------------------------------------------------------------------------------------------------------------------
Latvia         AS SEB Banka              Latvijas Centralais Depozitarijs              Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                                         Custodian and Clearing Center of Financial
                                         Instruments for Lebanon and the Middle East
               HSBC Bank Middle East
Lebanon                                  (Midclear)                                    Yes                 Emerging Actual
               Limited                   Banque du Liban, BDL (Central Bank of         Yes
                                         Lebanon)
------------------------------------------------------------------------------------------------------------------------------------
Lithuania      SEB Bank                  Central Securities Depository of Lithuania    Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg     Euroclear Bank SA         Clearstream Banking SA                        Yes                 Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                         Government Bonds: Bank Nagara Malaysia
               HSBC Bank Malaysia                                                      Yes
Malaysia                                 Equities and Other Fixed Income: Bursa                            Emerging Contractual
               Berhad                    Malaysian Depository Sdn Bhd                  Yes
------------------------------------------------------------------------------------------------------------------------------------
               Societe Generale de       Depositaire Central/Banque de Reglement
Mali                                                                                   Yes                 Emerging Actual
               Banques en Cote d'Ivoire (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Yes, for securities
               The Bank of New York
Malta                                    Central Securities Depository                 listed on the Malta Emerging Actual
               Mellon SA/NV                                                            Stock Exchange
------------------------------------------------------------------------------------------------------------------------------------
                                         Central Depository and Settlement Company
Mauritius      HSBC Ltd.                 Ltd (CDS)                                     Yes                 Emerging Contractual
                                         Bank of Mauritius                             Yes
------------------------------------------------------------------------------------------------------------------------------------
               Banco Nacional de Mexico
Mexico                                   S.D. Indeval, S.A. de C.V. (INDEVAL)          Yes                 Emerging Contractual
               S.A. (BANAMEX S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Morocco        Citibank Maghreb          Maroclear                                     Yes                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Namibia        Standard Bank Namibia Ltd None                                          N/A                 Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
               The Bank of New York
Netherlands                              Euroclear Nederlands                          No                  Foreign  Contractual
               Mellon SA/NV.
------------------------------------------------------------------------------------------------------------------------------------
               National Australia Bank   New Zealand Central Securities Depository Ltd
New Zealand                                                                            Yes                 Foreign  Contractual
               Limited                   (NZCSD)
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 5 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN             DEPOSITORY                                    COMPULSORY          EMERGING SETTLEMENT
                                                                                       DEPOSITORY          MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
                Societe Generale de      Depositaire Central/Banque de Reglement

Niger          Banques en Cote d'Ivoire  (DCBR)                                         Yes                     Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------

                                           Central Securities Clearing System Ltd (CSCS)

Nigeria         Stanbic IBTC Bank Plc      Central Bank of Nigeria                      Yes                     Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                 Skandinaviska Enskilda

Norway                                     Verdipapirsentralen ASA                       Yes                    Foreign  Contractual
                Banken AB
------------------------------------------------------------------------------------------------------------------------------------
                HSBC Bank Oman

Oman                                       Muscat Clearing and Depository (MCD)          Yes                     Emerging Actual

                S.A.O.G.
------------------------------------------------------------------------------------------------------------------------------------
                                           Government Instruments: The State Bank of     Yes

                                           Pakistan

Pakistan        Deutsche Bank AG                                                                                 Emerging Actual

                                           Equities and Other Fixed Income: Central      Yes

                                           Depository Company of Pakistan Ltd.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Yes, for all securities

Palestinian     HSBC Bank Middle East      Central Depository System (CDS) Palestine     listed on the Palestine Emerging Actual

Autonomous Area Ltd                        Exchange                                      Exchange
------------------------------------------------------------------------------------------------------------------------------------

Peru            Citibank del Peru, S.A.    CAVALI S.A. I.C.L.V.                          Yes                    Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                           Philippine Depository and Trust Corporation   Yes, for equities

Philippines     Deutsche Bank AG           Bureau of Treasury                            Yes                   Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                           Securities Register                           Yes

Poland          ING Bank Slaski            Krajowy Depozyt Papierow Wartosciowych        Yes                    Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                           Banco de Portugal                             No

                                           Interbolsa (Sociedade Gestora de Sisermas de

Portugal        Citibank International Plc                                                                      Foreign  Contractual
                                           Liquidacao e de Sistemas Centralizados de

                                           Valores Mobiliarios, S.A.)                    Yes
------------------------------------------------------------------------------------------------------------------------------------

                HSBC Bank Middle East      The Central Registry Department Qatar

Qatar                                                                                    Yes                     Emerging Actual

                Ltd                        Exchange
------------------------------------------------------------------------------------------------------------------------------------

                                           Equities: Depozitarui Central S.A.            Yes

Romania         Citibank Europe plc        Government Bonds: National Bank of Romania    Yes                    Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                           ZAO Depository Clearing Company               Yes, for trades settled

                                                                                         on the MICEX-RTS

Russia          ZAO Citibank                                                             stock exchange          Emerging Actual

                                           The National Depository Center The            Yes

                                           National Settlement Depository                Yes
------------------------------------------------------------------------------------------------------------------------------------

                                           ZAO Depository Clearing Company               Yes, for trades settled

Russia          ING Bank (Eurasia)                                                       on the MICEX-RTS        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 6 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN              DEPOSITORY                                   COMPULSORY     EMERGING SETTLEMENT
                                                                                       DEPOSITORY     MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       stock exchange
                                          The National Depository Center The           Yes
                                          National Settlement Depository               Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia   HSBC Saudi Arabia Limited  Saudi Arabian Monetary Agency                Yes            Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
               Societe Generale de        Depositaire Central/Banque de Reglement
Senegal                                                                                Yes            Emerging Actual
               Banques en Cote d'Ivoire  (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                                          Centraini registar depo i kliring hartija od
Serbia         Unicredit Bank Serbia JSC  verdnosti (Central Depository and Clearing   Yes            Emerging Actual
                                          House -- CRHoV)
------------------------------------------------------------------------------------------------------------------------------------
                                          Central Depository (PTE) Limited The         Yes
Singapore      United Overseas Bank Ltd.  Monetary Authority of Singapore              Yes            Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                          Central Depository (PTE) Limited The         Yes
Singapore      DBS Bank                   Monetary Authority of Singapore              Yes            Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                          Centralny depozitar cennych papierov (CDCP)
Slovakia       Citibank Europe plc                                                     Yes            Emerging Contractual
                                          SR, a.s.
------------------------------------------------------------------------------------------------------------------------------------
               Unicredit Bank Slovenia
Slovenia                                  Centralna Klirinsko Depotna Druzba d.d.      Yes            Emerging Actual
               d.d.
------------------------------------------------------------------------------------------------------------------------------------
               The Standard Bank of South
South Africa                              STRATE Limited                               Yes            Foreign  Contractual
               Africa Limited
------------------------------------------------------------------------------------------------------------------------------------
Spain          Santander Investment S.A.  IBERCLEAR                                    Yes            Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
               Banco Bilbao Vizcaya
Spain                                     IBERCLEAR                                    Yes            Foreign  Contractual
               Argentaria S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                          Central Depository Systems Private Ltd.      Yes
Sri Lanka      HSBC Ltd.                  Central Bank of Sri Lanka                    Yes            Emerging Actual
               Standard Bank Swaziland
Swaziland                                 None                                         N/A            Emerging Actual
               Ltd
               Skankinaviska Enskilda
Sweden                                    Euroclear Sweden                             No             Foreign  Contractual
               Banken AB
Switzerland    Credit Suisse AG           SIX SIS AG                                   No             Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                               Page 7 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN                   DEPOSITORY                                      COMPULSORY EMERGING SETTLEMENT
                                                                                               DEPOSITORY MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
Switzerland          UBS AG                    SIX SIS AG                                      No         Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                               Taiwan Depository and Clearing Corporation      Yes
Taiwan               HSBC Bank (Taiwan) Ltd.   Central Bank of the Republic of China (Taiwan)  Yes        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Thailand             HSBC Ltd.                 Thailand Securities Depository Company Ltd.     Yes        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                     Societe Generale de       Depositaire Central/Banque de Reglement
Togo                                                                                           Yes        Emerging Actual
                     Banques en Cote d'Ivoire (DCBR)
------------------------------------------------------------------------------------------------------------------------------------
                                               The Trinidad & Tobago Central Depository
Trinidad & Tobago    The Republic Bank Ltd                                                     No         Emerging Actual
                                               Limited
------------------------------------------------------------------------------------------------------------------------------------
                                               Societe Tunisienne Interprofessionel le pour la
                     Banque Internationale
Tunisia                                        Compensation et le Depot des Valeurs            Yes        Emerging Actual
                     Arabe de Tunisie          Mobilieres (STICODEVAM)
------------------------------------------------------------------------------------------------------------------------------------
                                               Government Bonds: The Central Bank of the
                                               Republic of Turkey                              Yes
Turkey               Deutsche Bank AS          Equities and Other Fixed Income: Merkezi                   Emerging Contractual
                                               Kayit Kurulusu A.S./Central Registry Agency
                                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                               Government Debt: Bank of Uganda                 Yes
Uganda               Stanbic Bank Uganda Ltd                                                              Emerging Actual
                                               Equities: Uganda Stock Exchange                 Yes
------------------------------------------------------------------------------------------------------------------------------------
                                               National Depository of Ukraine                  Yes
Ukraine              PJSC Citibank             National Bank of Ukraine All-                   Yes        Emerging Actual
                                               Ukraine Securities Depository                   Yes
------------------------------------------------------------------------------------------------------------------------------------
                                               Dubai Financial Market                          Yes
                     HSBC Bank Middle East
United Arab Emirates                           Abu Dhabi Securities Exchange                   Yes        Emerging Actual
                     Ltd.                      NASDAQ Dubai Limited                            Yes
------------------------------------------------------------------------------------------------------------------------------------
                     The Bank of New York
United Kingdom                                 Euroclear UK and Ireland Limited                No         Foreign  Contractual
                     Mellon
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom       Deutsche Bank AG          Euroclear UK and Ireland Limited                No         Foreign  Contractual
------------------------------------------------------------------------------------------------------------------------------------
                                               Equities and Fixed Income:
                     The Bank of New York      The Depository Trust Company (DTC)              Yes
United States                                                                                             N/A      Contractual
                     Mellon                    Equities: Citibank N.A.                         Yes
                                               Government Bonds: Federal Reserve Bank          Yes
------------------------------------------------------------------------------------------------------------------------------------
Uruguay              Banco Itau Uruguay S.A.   Banco Central del Uruguay (BCU)                 No         Emerging Contractual
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 8 of 9
March 31, 2014


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   FOREIGN/
COUNTRY/MARKET SUB-CUSTODIAN       DEPOSITORY                           COMPULSORY EMERGING SETTLEMENT
                                                                        DEPOSITORY MARKET   STANDARD
------------------------------------------------------------------------------------------------------------------------------------
                                   Banco Central de Venezuela           Yes
Venezuela Citibank, N.A.           Caja Venezolana de Valores           Yes        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
Vietnam   HSBC Bank (Vietnam) Ltd. Vietnam Securities Depository        Yes        Emerging Actual
------------------------------------------------------------------------------------------------------------------------------------
                                   Lusaka Stock Exchange Central Shares
Zambia    Stanbic Bank Zambia Ltd  Depository Ltd.                      Yes        Emerging Actual
                                   Bank of Zambia                       Yes
------------------------------------------------------------------------------------------------------------------------------------
          Stanbic Bank Zimbabwe
Zimbabwe                           None                                 N/A        Emerging Actual
          Ltd
------------------------------------------------------------------------------------------------------------------------------------

UNION BANK GLOBAL CUSTODY                                                                                                Page 9 of 9
March 31, 2014


                                                                                                        GLOBAL CUSTODY AGREEMENT
                                                                                                        APPENDIX B
                                                                                                        GLOBAL CUSTODY SERVICES
TO BE COMPLETED BY UNION BANK

ACCOUNT NUMBER
_____________________________________________________

ACCOUNT NAME
_____________________________________________________

1. FOREIGN EXCHANGE

WHO WILL ARRANGE FOREIGN EXCHANGE TRANSACTIONS?
TRADES: [X]UB Defined Spread              [ ] Independent Third Party [ ] Direct with UB Global Mrkts FX Trader [ ] Direct with BNYM
CORPORATE ACTIONS: [ ]UB Defined Spread   [X] Independent Third Party [ ] Direct with UB Global Mrkts FX Trader [ ] Direct with BNYM
INCOME PROCEEDS:   [X]UB Defined Spread   [ ] Independent Third Party [ ] Direct with UB Global Mrkts FX Trader [ ] Direct with BNYM

HOW WILL FOREIGN EXCHANGE INSTRUCTIONS BE SENT? RESTRICTIONS MAY APPLY TO
CERTAIN CURRENCIES AND ACCOUNTS


[X] SWIFT [ ] Fax ( ) - [ ]Secured Email____________ [ ] Other:____________


ACCEPTANCE BY PRINCIPAL:

I/We instruct Union Bank to take actions indicated in this Account Profile. I/We agree to provide written notification of any changes to these instructions

--------------------------------------------------------------------------------
NAME                                                    SIGNATURE DATE
     Client Signer 1
--------------------------------------------------------------------------------
NAME                                                    SIGNATURE DATE
     Client Signer 2
--------------------------------------------------------------------------------
NAME                                                    SIGNATURE DATE
     Client Signer 3
--------------------------------------------------------------------------------

ACCEPTANCE BY UNION BANK, N.A.
--------------------------------------------------------------------------------
NAME                                                    SIGNATURE DATE
     Boris Mackovic
--------------------------------------------------------------------------------

Effective 2012_1004                                                  Page 1 of 1


GLOBAL MATRIX                                                                                                      [UNION BANK LOGO]
INSTITUTIONAL TRUST & CUSTODY SERVICES
Effective January 1, 2014

------------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES/CUSTODY FEES
------------------------------------------------------------------------------------------------------------------------------------
          Waived        $20          $25          $30          $35          $50          $55          $60          $75
..004%       USA
------------------------------------------------------------------------------------------------------------------------------------
..01%                               Canada
------------------------------------------------------------------------------------------------------------------------------------
                                  Euroclear
..02%                               France
                                   Germany
                                     UK
------------------------------------------------------------------------------------------------------------------------------------
                                  Australia
                                  Hong Kong                               Netherlands
..03%                   Japan       Finland      Ireland      Sweden       New Zealand
                                    Italy
                                  Singapore
                                 Swizterland
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Austria
                        Dep.                                                Belgium
05%                   Ineliig/   So. Africa                  Spain          Denmark
                       Phys                                                  Korea
                                                                            Norway
------------------------------------------------------------------------------------------------------------------------------------
..07%                                                        Brazil         Portugal
                                                            Mexico
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   India
..10%                                                                       Malaysia      Turkey                  Philippines
                                                                           Thailand                                Poland
                                                                                                                   Taiwan
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Estonia                   Indonesia
..15%                                                                       Greece        Iceland      Shanghai
                                                                           Israel                     Shenzhen
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Czech Rep
..20%                                                                      Lithuania                                Hungary
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Argentina                                Bermuda
..25%                                                                                                   Cyprus       Chile
                                                                                                                     Peru
------------------------------------------------------------------------------------------------------------------------------------
..30%
------------------------------------------------------------------------------------------------------------------------------------
..35%                                                                                                             Namibia
                                                                                                                 Nigeria
------------------------------------------------------------------------------------------------------------------------------------
..40%                                                                                                             Latvia
                                                                                                                Slovenia
------------------------------------------------------------------------------------------------------------------------------------
..45%
------------------------------------------------------------------------------------------------------------------------------------
..50%                                                                                                             Tunisia
------------------------------------------------------------------------------------------------------------------------------------
..60%
------------------------------------------------------------------------------------------------------------------------------------
..70%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES/CUSTODY FEES
------------------------------------------------------------------------------------------------------------------------------------
                    $100          $115          $125          $135          $140          $145          $150          $155
..004%
------------------------------------------------------------------------------------------------------------------------------------
..01%
------------------------------------------------------------------------------------------------------------------------------------
..02%
------------------------------------------------------------------------------------------------------------------------------------
..03%
------------------------------------------------------------------------------------------------------------------------------------
05%
------------------------------------------------------------------------------------------------------------------------------------
..07%
------------------------------------------------------------------------------------------------------------------------------------
..10%
------------------------------------------------------------------------------------------------------------------------------------
..15%
------------------------------------------------------------------------------------------------------------------------------------
..20%             Sri Lanka

------------------------------------------------------------------------------------------------------------------------------------
..25%

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Slovak
..30%                                                                       Republic
------------------------------------------------------------------------------------------------------------------------------------
..35%             Croatia                     Mauritius
                 Egypt
------------------------------------------------------------------------------------------------------------------------------------
..40%             Pakistan       Morocco       Tanzania

------------------------------------------------------------------------------------------------------------------------------------
                 Bulgaria                     Vietnam
..45%                                          Zambia                        Jordan                    Venezuela
                                              Zimbabwe
------------------------------------------------------------------------------------------------------------------------------------
                 Colombia
..50%             Ecuador                      Ghana
                 Romania                      Serbia        Botswana        Kenya         Mali                        Bangldsh
                 Russia                                                     UAE
------------------------------------------------------------------------------------------------------------------------------------
..60%             Uruguay
------------------------------------------------------------------------------------------------------------------------------------
..70%                                          Ukraine
------------------------------------------------------------------------------------------------------------------------------------




Client Initials ___________________________

GLOBAL MATRIX
INSTITUTIONAL TRUST & CUSTODY SERVICES
Effective May 1, 2014

ITEMIZED FEES

Third-Party FX                                                      $35

Federal Reserve System Wires                                        $10

Options Contracts (written, exercised or expired)                   $10
Principal Pay-Downs                                                 $ 3

Minimum Annual Fee*:
     Domestic Portfolio(s)                                               $ 5,000
     International Portfolio(s)                                          $10,000
     Option Collateral Accounts                                          $ 2,500
     Tri-Party Collateral Accounts                                       $ 2,500

     Free Receipt of initial transfer of assets to Union Bank.           Waived

     Class Action Services                                               6% of recovered fees


DISCLOSURES

MARKET VALUE USED FOR FEE CALCULATIONS ON FEE INVOICES MAY DIFFER SLIGHTLY FROM MARKET VALUES ON CLIENT STATEMENTS DUE TO POSTING OF ACCRUALS, LATE PRICING OF SECURITIES AND/OR OTHER TIMING ISSUES.

A TRANSACTION IS DEFINED AS ANY ACTIVITY AFFECTING ASSETS INCLUDING PURCHASES, SALES, TENDER OFFERS, STOCK DIVIDENDS, FREE DELIVERIES, MATURITIES, EXCHANGES, REDEMPTIONS, ETC. FEES FOR FOREIGN SECURITIES, FOREIGN EXCHANGE TRANSACTIONS, INTERNATIONAL WIRES, AND NON-STANDARD SERVICES ARE QUOTED SEPARATELY. UNION BANK RETAINS THE RIGHT TO CHARGE SPECIAL FEES FOR EXTRAORDINARY SERVICES NOT COVERED IN THIS FEE SCHEDULE.

CERTAIN UNIQUE MARKET COSTS, TAX RECLAIMS, PROXIES, ETC. MAY BE TREATED AS OUT-OF-POCKET EXPENSES.

YOU MAY BE ASSESSED AN OVERDRAFT CHARGE FOR ANY NEGATIVE BALANCE IN YOUR ACCOUNT, PROVIDED SUCH ADVANCE OR OVERDRAFT IS NOT RELATED TO BANK ERRORS OR OMISSIONS. THE CURRENT RATE WILL BE PROVIDED AT TIME OF ACCOUNT OPENING AND MAY BE SUBJECT TO CHANGE UPON NOTIFICATION. PLEASE SEE YOUR ACCOUNT AGREEMENT FOR ADDITIONAL INFORMATION.

FEES ARE INVOICED MONTHLY UNLESS OTHERWISE AGREED. THIS FEE SCHEDULE IS SUBJECT TO CHANGE UPON THIRTY (30) DAYS WRITTEN NOTICE

*INCLUDES CASH SWEEP

ACKNOWLEDGMENT

O'CONNOR EQUUS
---------------------------------
Client Name


/S/ DIANNE DESCOTEAUX                                     5/15/14
---------------------------------                         ------------------
Authorized Client Representative                          Date

/S/ THERESA MOORE                                         5/16/2014
---------------------------------                         ------------------
Union Bank Representative                                 Date


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